As filed with the Securities and Exchange Commission on May 30, 2008

Registration Nos. 333-143505
811-22075

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 5

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No. 6

Morgan Stanley
Series Funds

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Office)

Registrant’s Telephone Number, Including Area Code: (800) 869-6397

Amy R. Doberman, Esq.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate date of Proposed Public Offering:
As soon as practicable after this Post-Effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

    immediately upon filing pursuant to paragraph (b)

    on May 30, 2008 pursuant to paragraph (b)

    60 days after filing pursuant to paragraph (a)(1)

    on (date) pursuant to paragraph (a)(1)

    75 days after filing pursuant to paragraph (a)(2)

    on (date) pursuant to paragraph (a)(2) of rule 485.

Amending the Prospectus

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MORGAN STANLEY FUNDS
Morgan Stanley Series Funds
Morgan Stanley
Commodities Alpha Fund
Morgan Stanley Series Funds is a mutual fund currently comprised of two separate portfolios,the Morgan Stanley Diversified International Equity Fund and the Morgan Stanley CommoditiesAlpha Fund. This prospectus relates solely to the Morgan Stanley Commodities Alpha Fund (the ‘‘Fund’’). The Fund seeks long-term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivatives as well as fixed-income securities and money market instruments.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prospectus
May 30, 2008

Contents
The Fund	1

Investment Objective	1

Principal Investment Strategies	1

Principal Risks	2

Past Performance	5

Fees and Expenses	6

Additional Investment Strategy Information	8

Additional Risk Information	9

Portfolio Holdings	12

Fund Management	12

Shareholder Information	15

Pricing Fund Shares	15

How to Buy Shares	16

How to Exchange Shares	18

How to Sell Shares	19

Distributions	23

Frequent Purchases and Redemptions of Fund Shares	23

Tax Consequences	25

Share Class Arrangements	26

Additional Information	33

Financial Highlights	34

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

Investment Objective

The Fund’s investment objective is long-term total return.

Principal Investment Strategies

Morgan Stanley Investment Advisors Inc., the Fund’s ‘‘Investment Adviser,’’ and Morgan Stanley Investment Management Limited, the Fund’s ‘‘Sub-Adviser’’ (the ‘‘Advisers’’) use an actively managed, quantitative investment process to seek exposure to the commodities markets. The Advisers seek to capitalize on inefficiencies in the global commodities markets. The Investment Adviser and Sub-adviser seek long term total return by investing in commodity-linked notes, commodity swaps and other commodity-linked derivative instruments, as well as fixed income securities and money market instruments.

The Fund expects to gain a significant percentage of its exposure to the commodities market through investment in commodity-linked notes. These are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution. These notes are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Investments will also be made in commodity swaps. Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. The Fund may also invest in commodity options, futures contracts and options on futures contracts and other commodity-linked derivatives.

The Fund will invest up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the ‘‘Subsidiary’’). As discussed under ‘‘Federal Tax Law Consequences,’’ the Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities markets through commodity swaps and other commodity-linked derivatives

Total Return

An investment objective having the goal of selecting investments with the potential to rise in price and pay out income.

within the limitations of the federal tax law requirements that apply to the Fund. The Subsidiary, however, will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund.

The fixed-income securities in which the Fund and/or the Subsidiary may invest include corporate bonds and notes issued by U.S. and foreign issuers, U.S. and foreign government securities, mortgage securities and asset-backed securities. These fixed-income securities may be rated investment grade or non-investment grade. The Fund’s investments in money market instruments may also include investments in affiliated or non-affiliated money market funds.

Investment Process.The Advisers utilize a multi-strategy investment approach to invest in the global commodities markets. The Fund seeks to provide investors the returns of the Dow Jones AIG Commodity Index* via investments in commodity-linked notes, as well as fixed income securities and money market instruments. Additionally, the Advisers employ an actively-managed multi-strategy investment approach via the Subsidiary that seeks to generate incremental return (‘‘alpha’’) above the Dow Jones AIG Commodity Index. The alpha strategies are based on quantitative and systematic proprietary trading models. Each alpha strategy seeks to exploit temporary market inefficiencies or other unique opportunities in the commodities markets. The Advisers will consider which type of commodity-linked derivative (i.e., commodity-linked note, swaps, futures contract or options on futures contract) is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly by the Fund or indirectly through the Subsidiary.

In pursuing the Fund’s investment objective, the Advisers have considerable leeway in deciding which investments the Fund buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Advisers in their discretion may determine to use some permitted trading strategies while not using others.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund. The Fund’s share price will fluctuate with changes in the market value of the Fund’s investments, which can occur due to a number of factors, some of which are described below. The derivatives and other investments held by the Fund’s Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund.

*

‘‘Dow Jones’’, ‘‘AIG®’’, ‘‘Dow Jones AIG Commodity IndexSM’’, and ‘‘DJ-AIGCISM’’ are service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and American International Group, Inc. (‘‘American International Group’’), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley. The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund, which seeks returns based on the Dow Jones AIG Commodity IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones, AIG Financial Products Corp. (‘‘AIG-FP’’), American International Group, or any of their respective subsidiaries or affiliates, and none of Dow Jones, AIG-FP, American International Group, or any of their respective subsidiaries or affiliates, makes any representation regarding the advisability of investing in such product.

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Commodity Risk.The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. Many of these factors are very unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Funds only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Commodity-Linked Notes.The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.

To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

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The Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as ‘‘asset segregation’’), or engage in other measures, while the derivatives instruments are held. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund itself.

Risks of Investment in Wholly-owned Subsidiary.By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered under the Investment Company Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisers, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the Advisers, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Swaps.The Fund will be subject to counterparty risk with respect to the amount it expects to receive from counterparties to swap transactions. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer losses. Swaps are not traded on exchanges, do not have uniform terms and in general are not transferable without the consent of the counterparty.

Fixed-Income Securities.All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

Options and Futures.The Fund’s participation in the options and futures markets would subject the Fund’s portfolio to certain risks. The Advisers’ predictions of movements in the direction of commodities prices or interest rate movements may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for

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example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. The Fund may also buy or sell OTC options which subject the Fund to the risk that a counterparty may default on its obligations.

Non-Diversification.The risks of investing in the Fund may be intensified because the Fund is non-diversified; which means that it may invest in securities of a limited number of issuers. As a result, the performance of a particular investment or a small group of investments may affect the Fund’s performance more than if the Fund were diversified.

Other Risks.The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities, forward foreign currency exchange contracts, mortgage securities, asset-backed securities and high yield securities. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The Fund was recently organized and, as of the date of this Prospectus, has no historical performance to report. Performance information will be provided once the Fund has completed a full calendar year of operation.

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Shareholder Fees

These fees are paid directly from your investment.

Annual Fund Operating Expenses

These expenses are deducted from the Fund’s assets and are based on estimates for current fiscal year.

Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers five Classes of shares: Classes A, C, I, R and W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the ‘‘Share Class Arrangements’’ section for further fee and expense information.

Shareholder Fees

	Class A	Class C	Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%(1)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)	1.00%(3)	None	None	None
Redemption fee(4)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses

	Class A	Class C	Class I	Class R	Class W
Advisory fee(5)	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.35%
Other expenses(5)	0.64%	0.64%	0.64%	0.64%	0.64%
Total annual Fund operating expenses(6)	1.69%	2.44%	1.44%	1.94%	1.79%

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

	If You SOLD Your Shares:		If You HELD Your Shares:
	1 Year	3 Years	1 Year	3 Years
Class A	$638	$982	$638	$982
Class C	$347	$760	$247	$760
Class I	$146	$455	$146	$455
Class R	$197	$608	$197	$608
Class W	$182	$563	$182	$563

(1)

Reduced for purchases of $50,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (‘‘CDSC’’) of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)

Only applicable if you sell your shares within one year after purchase.

(4)

Payable to the Fund on shares redeemed or exchanged within thirty days of purchase. The redemption fee is based on the redemption proceeds. See ‘‘Shareholder Information — How to Sell Shares’’ for more information on redemption fees.

(5)

‘‘Other Expenses’’ do not include the expenses of the Subsidiary, which are borne by the Investment Adviser. Other expenses, including administration fees, are estimated for the current fiscal year.

(6)

The Investment Adviser has agreed to cap the Total Annual Fund operating expenses (except for brokerage and
12b-1 fees) by assuming the Fund’s ‘‘other expenses’’ and/or waiving the Fund’s advisory fees, and Morgan Stanley Services Company, Inc., the Administrator, has agreed to waive the Fund’s administrative fees to the extent such operating expenses on an annualized basis exceed 1.25% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund. This cap/waiver may be terminated at any time.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees.Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Annual Fund Operating Expenses

These expenses are deducted from the Fund’s assets and are based on estimates.

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Additional Investment Strategy Information

This section provides additional information relating to the Fund’s investment strategies.

Foreign Securities.The Fund may invest in foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Forward Foreign Currency Exchange Contracts.The Fund’s investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Mortgage Securities.These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. The Fund and/or the Subsidiary may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain, but not all, of the U.S. government securities purchased by the Fund and/or the Subsidiary are backed by the full faith and credit of the United States. The Fund and/or the Subsidiary may also invest in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

Asset-Backed Securities.Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a ‘‘pass through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

High Yield Securities (‘‘Junk Bonds’’) and Restricted Securities.The Fund may invest in high yield, high risk, fixed-income securities rated below Baa by Moody’s Investors Service or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc., or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’). Such securities may include ‘‘Rule 144A’’ fixed-income securities, which are subject to resale restrictions.

Money Market Instruments.The Fund may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in swaps and futures contracts. The Fund’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan

8

organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, and repurchase agreements.

Defensive Investing.The Fund may take temporary ‘‘defensive’’ positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Investment Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover.The Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the shareholders. See the sections on ‘‘Distributions’’ and ‘‘Tax Consequences.’’

*    *    *

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Foreign Securities.The Fund’s investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

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Forward Foreign Currency Exchange Contracts.Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund’s investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund’s volatility and, thus, could involve a significant risk. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated.

Mortgage Securities.Mortgage securities are subject to prepayment risk — the risk that, as interest rates fall, borrowers will refinance their mortgages and ‘‘prepay’’ principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of the Fund’s mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities. Certain of the U.S. government securities purchased by the Fund and/or the Subsidiary may not be backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund and/or the Subsidiary may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their prepayment obligations in the future. To the extent the Fund and/or the Subsidiary invests in mortgage securities offered by non-governmental issuers, there may be additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Asset-Backed Securities.Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities and Restricted Securities.The Fund’s investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal

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and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

Tax Treatment of the Fund’s Investment Strategies.The Fund intends to qualify as a regulated investment company, or RIC, federal income tax purposes. To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources or income. The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the Subsidiary itself owns commodity-linked swaps, whether received in the form of current distributions or under certain federal income tax rules that would cause the Fund to recognize income corresponding to certain income of the Subsidiary in advance of receiving distributions from the Subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments. However, based on the analysis in these rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. With respect to some of the law considered in these rulings, there is no authority directly addressing the issues. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. The Fund believes that these conclusions would be upheld if challenged. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might to cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. See ‘‘Taxation of the Fund and Shareholders’’ in the Statement of Additional Information (‘‘SAI’’).

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Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $568.3 billion in assets under management or supervision as of March 31, 2008.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Fund Management

The Fund has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services to the Fund and the Subsidiary pursuant to an investment advisory agreement (the ‘‘Investment Advisory Agreement’’). The Investment Adviser has, in turn, contracted with the Sub-Adviser — Morgan Stanley Investment Management Limited — to invest the Fund’s assets and the assets of the Subsidiary, including the placing of orders for the purchase and sale of portfolio investments, pursuant to a sub-advisory agreement (the ‘‘Sub-Advisory Agreement’’). The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 522 Fifth Avenue, New York, NY 10036.

The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main business office is located at 20 Bank Street, Canary Wharf, London, United Kingdom E14 4AD.

The Fund is managed within the Quantitative and Structured Solutions (‘‘QSS’’) team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Justin Simpson, a Managing Director of the Sub-Adviser, Chris Callan, an Executive Director of the Sub-Adviser, Arunabh Mukherjee and Deepak Baghla, each a Vice President of the Sub-Adviser and Rachel Madeiros, a Senior Associate of the Sub-Adviser.

Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005. Mr. Simpson is head of the QSS team. He joined Morgan Stanley in 1990 and has 18 years of investment industry experience. He was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Callan joined Morgan Stanley in 2004 and has 10 years of investment industry experience. Mr. Callan joined the firm working with the FX quantitative trading strategy team before joining the QSS team in 2006. Prior to this, he worked at Nikko Europe, Sanwa International and Bear Stearns International. Mr. Mukherjee has been associated with the Sub-Adviser in an investment management capacity since March 2006. Mr. Mukherjee is a portfolio manager for FX and Commodities strategies on the QSS team. He joined Morgan Stanley in 2004 and has six years of investment industry experience. Prior to joining Morgan Stanley, he was an associate at

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JPMorgan, focusing on FX Options and Commodities. Mr. Baghla has been associated with the Sub-Adviser in an investment management capacity since March 2006. He joined Morgan Stanley in 2005 and has six years of investment industry experience. Prior to joining Morgan Stanley, he worked on the application and development of technology startups. Ms. Madeiros has been associated with the Sub-Adviser in an investment management capacity since January 2007. She joined Morgan Stanley in 2004 and has four years of investment industry experience. Prior to joining Morgan Stanley, she was employed in the reinsurance industry.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The advisory fee is based on the Fund’s average daily net assets. The advisory fee for the Fund is calculated at the annual rate of 0.80%. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund. There is no separate advisory fee charged to the Subsidiary.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement will be available in the Fund’s annual report to shareholders for the period ending July 31, 2008.

Investment in Wholly-Owned Subsidiary.The Fund will invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. The Subsidiary is a company organized under the laws of the Cayman Islands, and has its own board of directors to oversee compliance with respect to routine corporate matters. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Investment Adviser provides investment advisory services to the Subsidiary pursuant to the Investment Advisory Agreement and the Sub-Adviser invests the assets of the Subsidiary pursuant to the Sub-Advisory Agreement. Under these agreements, the Investment Adviser and Sub-Adviser provide the Subsidiary with the same type of investment advisory and sub-advisory services as are provided to the Fund.

The Fund and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Investment Adviser and Sub-Adviser, in managing the Subsidiary’s portfolio, are subject to the same investment policies and restrictions that apply to the management of the Fund and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

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The financial statements of the Subsidiary, once available, will be included in the annual (which will include the Subsidiary’s full audited financial statements) and semi-annual (which will include the Subsidiary’s unaudited financial statements) reports provided to shareholders.

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Shareholder Information

Pricing Fund Shares

The price of the Fund’s shares (excluding sales charges), called ‘‘net asset value,’’ is based on the value of the Fund’s portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange (‘‘NYSE’’) is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of the Fund’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Advisers determine that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities may also be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund’s general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities’ market value, these securities will be valued at their fair value.

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Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds, for more information call toll-free 1-800-869-NEWS.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every regular business day. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund’s transfer agent, Morgan Stanley Trust (‘‘Transfer Agent’’), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors five Classes of shares: Classes A, C, I, R and W. Class I, Class R and Class W shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

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Order Processing Fees.Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial	Additional
Regular Account	$25,000	$100
Individual Retirement Account	$25,000	$100
Coverdell Education Savings Account	$25,000	$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$ 2,500*	$100	*

*

Provided your schedule of investments totals $25,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser’s mutual fund asset allocation program; (2) a program, approved by the Fund’s distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund’s distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund’s Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares, Class R Shares and Class W Shares.To be eligible to purchase Class I, Class R or Class W shares, you must qualify under one of the investor categories specified in the ‘‘Share Class Arrangements’’ section of this Prospectus.

Subsequent Investments Sent Directly to the Fund.In addition to buying additional Fund shares for an existing account by contacting your Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

▪
Write a ‘‘letter of instruction’’ to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
▪
Make out a check for the total amount payable to: Morgan Stanley Commodities Alpha Fund.
▪
Mail the letter and check to Morgan Stanley Trust at P.O. Box 219885, Kansas City, MO 64121-9885.

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Financial Advisor for further information about this service.

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How to Exchange Shares

Permissible Fund Exchanges.You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a MoneyMarket Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund’s current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than thirty days from the date of purchase will be subject to the 2% redemption fee described under the section ‘‘How to Sell Shares.’’

Exchange Procedures.You can process an exchange by contacting your Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. ‘‘Processing’’ a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See ‘‘Limitations on Exchanges.’’ The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges.Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be

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genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Funds in the past.

Margin Accounts.If you intend to pledge your Fund shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges.If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares — and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the ‘‘Tax Consequences’’ section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges.Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges.See the ‘‘Share Class Arrangements’’ section of this Prospectus for a discussion of how applicable contingent deferred sales charges (‘‘CDSCs’’) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

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Options	Procedures

Contact Your Financial Advisor
To sell your shares, simply call your Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Telephone
You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.

Before processing a telephone redemption, keep the following information in mind:
▪
You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
▪
Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system, which is generally accessible 24 hours a day, seven days a week.
▪
Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
▪
If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
▪
Proceeds must be made payable to the name(s) and address in which the account is registered.
▪
You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
▪
This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
▪
Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

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Options	Procedures

By Letter
You can also sell your shares by writing a ‘‘letter of instruction’’ that includes:
▪
your account number;
▪
the name of the Fund;
▪
the dollar amount or the number of shares you wish to sell;
▪
the Class of shares you wish to sell; and
▪
the signature of each owner as it appears on the account.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan
If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class C waiver categories listed in the ‘‘Share Class Arrangements’’ section of this Prospectus.

To sign up for the systematic withdrawal plan, contact your Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund ‘‘distributions,’’ and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares.After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

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Payments-in-Kind.If we determined that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the fund from which you are redeeming. You may incur brokerage charges and capital gains when you sell those securities.

Order Processing Fees.Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Fund. Please consult your financial representative for more information regarding any such fees.

Tax Considerations.Normally, your sale of Fund shares is subject to federal and state income tax. You should review the ‘‘Tax Consequences’’ section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege.If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales.The Fund reserves the right, on 60 days’ notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (‘‘IRA’’) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $25,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts.If you intend to pledge your Fund shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Redemption Fee.Fund shares redeemed within thirty days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may not have the ability to assess a redemption fee. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund’s redemption fee or may impose certain

22

trading restrictions to deter market-timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary’s materials carefully to learn about any other restrictions or fees that may apply.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as ‘‘distributions.’’ The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as ‘‘income dividend distributions.’’ The Fund realizes capital gains whenever it sells securities or currencies for a higher price than it paid for them. These amounts may be passed along as ‘‘capital gain distributions.’’

The Fund declares income dividends separately for each Class. Distributions paid on Class A, Class I, Class R and Class W shares usually will be higher than for Class C shares because distribution fees that Class C shares pay are higher. Income dividends and capital gains, if any, are usually distributed at least annually. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the appropriate Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase shares of the Fund through a Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as ‘‘market-timing’’ or ‘‘short-term trading’’ and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s assets, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Financial Advisor for further information about this service.

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In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time as of which the Fund’s net asset value is calculated (‘‘time-zone arbitrage’’). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as ‘‘price arbitrage’’). Investments in certain securities may be adversely affected by price arbitrage trading strategies.

The Fund’s policies with respect to valuing portfolio securities are described in ‘‘Shareholder Information — Pricing Fund Shares.’’

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

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Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

▪
The Fund makes distributions; and
▪
You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions.Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales.Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

25

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered two Classes: Class A shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. Class I, Class R and Class W shares are offered only to limited categories of investors as described below. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 4.75% initial sales charge reduced for purchases of $50,000 or more; shares purchased are generally subject to a 1.00% CDSC if sold during the first 18 months.	0.25%
C	1.00% CDSC during first year	1.00%
I	None	None
R	None	0.50%
W	None	0.35%

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class A or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility

26

minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARESClass A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price. The initial sales charge is reduced for purchases of $50,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class C, Class R or Class W shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

▪
A single account (including an individual, trust or fiduciary account).
▪
A family member account (limited to spouse, and children under the age of 21).
▪
Pension, profit sharing or other employee benefit plans of companies and their affiliates.
▪
Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).
▪
Tax-exempt organizations.
▪
Groups organized for a purpose other than to buy mutual fund shares.

Front-End Sales
Charge or FSC.

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges — the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

27

Combined Purchase Privilege.You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a ‘‘related account’’ is:

▪
A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
▪
A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
▪
An IRA and single participant retirement account (such as a Keogh).
▪
An UGMA/UTMA account.

Right of Accumulation.You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under ‘‘Combined Purchase Privilege’’ above.

Notification.You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent.The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written ‘‘Letter of Intent.’’ A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you

28

may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers.In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

▪
A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.
▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
▪
Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.
▪
Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley’s Retirement Plan Solutions (‘‘Morgan Stanley Eligible Plans’’).
▪
Insurance company separate accounts that have been approved by the Fund’s distributor.
▪
Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
▪
Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

29

Contingent Deferred
Sales Charge
or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge.

CLASS C SHARESClass C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $50,000 or more and for existing shareholders who hold over $50,000 in Morgan Stanley Funds.

CDSC Waivers.A CDSC, if otherwise applicable, will be waived in the case of:

▪
Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a ‘‘living trust’’) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a ‘‘joint living trust’’); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.
▪
Sales in connection with the following retirement plan ‘‘distributions’’: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a ‘‘key employee’’ of a ‘‘top heavy’’ plan, following attainment of age 59½); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59½; or (iii) a tax-free return of an excess IRA contribution (a ‘‘distribution’’ does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
▪
Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your

30

shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
▪
Sales of shares acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser’s mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser’s mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

The Fund’s distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Exchanging Shares Subject to a CDSC.There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class C shares of the Fund for less than one year, exchanged to Class C of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC would not be imposed on the shares based on a one-year holding period of the other Multi-Class Fund. If you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 1.00% would be imposed on the shares based on a less than one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

Distribution Fee.Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A, Class R and Class W shares. Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARESClass I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

▪
Investors participating in the Investment Adviser’s or an affiliate’s mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

31

▪
Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
▪
Certain investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.
▪
Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
▪
Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.
▪
Certain other open-end investment companies whose shares are distributed by the Fund’s distributor.
▪
Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases of their former Dean Witter Retirement Series accounts.
▪
The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund’s Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of size of the investment).

Meeting Class I Eligibility Minimums.To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

CLASS R SHARESClass R shares are offered without any sales charge on purchases or sales. Class R shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of Class R shares. Class R shares are offered only to certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employee-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Individual retirement plans, such as IRAs, are not eligible to purchase Class R shares.

Class W SharesClass W shares are offered without any sales charge on purchases or sales. Class W shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.35% of the average daily net assets of Class W shares. Class W shares are offered only to investors purchasing through investment programs managed by investment professionals, including discretionary managed account programs approved by the Fund’s distributor. As of the date of this Prospectus, Class W shares had not commenced operations.

32

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONSIf you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES)The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class C, Class R and Class W shares and a Shareholder Services Plan with respect to the Class A, Class C, Class R and Class W shares. (Class I shares are offered without any 12b-1 fee.) Under the Plan of Distribution and the Shareholder Services Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of personal services to shareholders and maintenance of shareholder accounts. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

33

Financial Highlights

No financial information is presented for the Fund because the Fund was recently organized and, as of the date of this Prospectus, has no historical information to report.

34

Morgan Stanley Funds

EQUITY

BLEND/CORE

Dividend Growth Securities

Institutional Strategies Fund

Multi-Asset Class Fund

DOMESTIC HYBRID

Allocator Fund

Balanced Fund

Strategist Fund

GLOBAL/INTERNATIONAL

Diversified International Equity Fund

European Equity Fund

Global Advantage Fund

Global Dividend Growth Securities

International Fund

International SmallCap Fund

International Value Equity Fund

Japan Fund

Pacific Growth Fund

GROWTH

Capital Opportunities Trust

Focus Growth Fund

Mid Cap Growth Fund

Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund

Nasdaq-100 Index Fund

S&P 500 Index Fund

Total Market Index Fund

SPECIALTY

Commodities Alpha Fund

Convertible Securities Trust

Financial Services Trust

FX Alpha Plus Strategy Portfolio

FX Alpha Strategy Portfolio

Health Sciences Trust

Natural Resource Development Securities

Real Estate Fund

Technology Fund

Utilities Fund

VALUE

Fundamental Value Fund

Mid-Cap Value Fund

Small-Mid Special Value Fund

Special Value Fund

Value Fund

FIXED-INCOME

TAXABLE SHORT TERM

Limited Duration Fund*†

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

High Yield Securities

Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund

Limited Term Municipal Trust*†

New York Tax-Free Income Fund

Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund

U.S. Government Money Market Trust

TAX-FREE

California Tax-Free Daily Income Trust

New York Municipal Money Market Trust

Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund’s prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*

Single-Class Fund(s)

†

No-Load (Mutual) Fund

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semiannual Reports to Shareholders. In the Fund’s Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

You also may obtain information about the Fund by calling your Financial Advisor or by visiting our Internet site.

Information about the Fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the ‘‘SEC’’) Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:

CLASS A:	COAAX	CLASS R:	COARX
CLASS C:	COACX	CLASS W:	COAWX
CLASS I:	COAIX

(THE FUND’S INVESTMENT COMPANY ACT FILE NO. IS 811-22075)

Morgan Stanley Distributors Inc., member FINRA.
© 2008 Morgan Stanley

    COAPRO-OO
Morgan Stanley Funds
Morgan Stanley Series Funds
Morgan Stanley
Commodities Alpha Fund
COAPRO-OO 05/08
Prospectus
May 30, 2008

Morgan Stanley
Series Funds

STATEMENT OF ADDITIONAL INFORMATION

May 30, 2008

Morgan Stanley Commodities
Alpha Fund

Morgan Stanley Commodities Alpha Fund (the ‘‘Fund’’) is organized as a non-diversified portfolio of the Morgan Stanley Series Funds, an open-end management investment company (the ‘‘Trust’’). The Trust currently consists of the following two portfolios: the Morgan Stanley Diversified International Equity Fund and the Morgan Stanley Commodities Alpha Fund. This Statement of Additional Information (‘‘SAI’’) relates solely to Morgan Stanley Commodities Alpha Fund.

This SAI is not a prospectus. The Prospectus (dated May 30, 2008) for the Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley & Co. Incorporated at any of its branch offices.

Morgan Stanley
Series Funds – Morgan Stanley Commodities Alpha Fund
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

GLOSSARY OF SELECTED DEFINED TERMS

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

‘‘Administrator’’ or ‘‘Morgan Stanley Services’’ — Morgan Stanley Services Company Inc., a wholly owned fund services subsidiary of the Investment Adviser.

‘‘Advisers’’ — The Fund’s Investment Adviser and Sub-Adviser.

‘‘Custodian’’ — State Street Bank and Trust Company.

‘‘Distributor’’ — Morgan Stanley Distributors Inc., a wholly owned broker-dealer subsidiary of Morgan Stanley.

‘‘Financial Advisors’’ — Morgan Stanley authorized financial services representatives.

‘‘Independent Trustees’’ — Trustees who are not ‘‘interested persons’’ (as defined by the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’)) of the Trust.

‘‘Investment Adviser’’ — Morgan Stanley Investment Advisors Inc., a wholly owned investment adviser subsidiary of Morgan Stanley.

‘‘Morgan Stanley & Co.’’ — Morgan Stanley & Co. Incorporated, a wholly owned broker-dealer subsidiary of Morgan Stanley.

‘‘Morgan Stanley Funds’’ — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

‘‘Sub-Adviser’’ — Morgan Stanley Investment Management Limited, a wholly owned subsidiary of Morgan Stanley.

‘‘Transfer Agent’’ — Morgan Stanley Trust, a wholly owned transfer agent subsidiary of Morgan Stanley.

‘‘Trustees’’ — The Board of Trustees of the Trust.

I.    FUND HISTORY

The Trust was organized as a Massachusetts business trust, under a Declaration of Trust, on May 8, 2007. The Fund was organized on February 29, 2008 as a series of the Trust.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into portfolios, such as the Fund, and further subdivided into classes of each portfolio. Each share represents an equal proportionate interest in the assets of the portfolio with each other share in such portfolio and no interest in any other portfolio. No portfolio is subject to the liabilities of any other portfolio. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its portfolios, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its portfolios and indemnifies shareholders against any such liability.

II.    DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.    Classification

The Fund is an open-end, non-diversified management investment company whose investment objective is long-term total return. The Fund seeks to achieve its investment objective through investment in commodity-linked notes, commodity swaps and other commodity-linked derivatives as well as fixed-income securities and money market instruments. The Fund is a portfolio of the Morgan Stanley Series Funds, an open-end management investment company.

B.    Investment Strategies and Risks

The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled ‘‘Principal Investment Strategies,’’ ‘‘Principal Risks,’’ ‘‘Additional Investment Strategy Information’’ and ‘‘Additional Risk Information.’’

Commodity Linked Derivatives.    The Fund invests a significant percentage of its assets in commodity-linked notes, commodity swaps and other commodity linked derivatives.

Commodity-linked derivatives are derivative instruments, the value of which are derived or linked to the price movement of a physical commodity, commodity indexes or commodity contracts. Commodity-linked derivatives provide investors with exposure to the investment return of the commodities markets without investing directly in physical commodities. Physical commodities are tangible assets such as oil, gas, metal, livestock and agricultural products.

Special Risks of Commodity-Linked Notes.    An important vehicle for the Fund’s gaining exposure to the commodities markets is through commodity-linked notes. A commodity-linked note typically provides of interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.

•	Commodity-Linked Notes Without Principal Protection. The Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Fund may in vest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Advisers, at their discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Advisers may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Advisers believe are relevant.

•	Principal Protection. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The Advisers’ decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal in the underlying commodity, index, futures or options contract or other economic variable declines in value during the terms of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

•	Counterparty Risk. A significant risk of commodity-linked notes is counterparty risk. The Fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization (‘‘NRSRO’’).

Investment in Wholly Owned Subsidiary.    The Fund will invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the ‘‘Subsidiary’’), which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary.

The Subsidiary will not be registered under the Investment Company Act but will be subject to certain of the investor protections of that Act. The Fund, as a sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisers, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Trustees have oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisers will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Swaps.    A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. In addition to the commodity swaps described in the Prospectus, the Fund may enter into swaps linked to fixed interest rates, prices, total return on interest rate indices, fixed income indices and commodity indices. For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amounts.

The Fund will usually enter into swaps, including commodity swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below Aa by Moody’s Investors Services Inc. (‘‘Moody’s’’) or AA by Standard & Poors Ratings Group, a division of The McGraw-Hill Companies Inc. (‘‘S&P’’) or a comparable rating by another nationally-recognized statistical rating organization (‘‘NSRO’’).

Commodity, interest rate and total rate of return swaps do not involve the delivery of commodities securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Options and Futures Transactions.    The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation (‘‘OCC’’). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security, indices or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security, indices or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security, indices or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Purchasing Call and Put Options.    The Fund may purchase listed call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

Risks of Options Transactions.    The successful use of options depends on the ability of the Investment Adviser to forecast correctly market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that a liquid secondary market will exist.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Futures Contracts.    The Fund may purchase commodities futures contracts. A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security, commodity or currency and thereby obtain investment exposure to the relevant market prices. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security, commodity or currency and thereby profit from or protect against declines in prices at the relevant market.

Although most futures contracts call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of commodity, currency or security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of commodity, currency or security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

Margin.    If the Fund enters into a futures contract, it is initially required to deposit an ‘‘initial margin’’ of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called ‘‘variation margin,’’ which are reflective of price fluctuations in the futures contract.

Options on Futures Contracts.    The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures.    The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (‘‘CEA’’). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or this SAI. There is no overall limitation on the percentage of the Fund’s net assets which may be subject to a hedge position.

Risks of Transactions in Futures Contracts and Related Options.    The prices of commodities, currencies, securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of commodities, currencies and/or securities. Also, prices of futures contracts may not move in tandem with the changes in the prices of commodities, prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge or to which the Fund seeks exposure. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract, commodities or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities or commodities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, commodities, interest rates and/or currencies and movements in the prices of futures contracts, a correct forecast of commodity prices, interest rate, currency exchange rate and/or market movement trends by the Advisers may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio investments to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund’s ability to effectively manage its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

Commercial Mortgage-Backed Securities (‘‘CMBS’’).    CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. The Fund invests in CMBS that are rated investment grade by at least one NSRO (e.g., Baa or better by Moody’s) or BBB or better by S&P). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-backed Securities.    The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

Structured Products.    The Fund may invest a portion of its assets in structured investments, structured notes (in addition to commodity-linked notes) and other types of similarly structured products consistent with the Fund’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator.

Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more ‘‘factors.’’ These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes consistent with its investment objectives and policies.

The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Borrowing.    The Fund has an operating policy, which may be changed by the Trust’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the United States Securities and Exchange Commission (the ‘‘SEC’’) thereunder. Currently the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Investment Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Loans of Portfolio Securities.    Consistent with the Fund’s investment objective, the Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.    From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.    The Fund may purchase securities on a ‘‘when, as and if issued’’ basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a ‘‘when, as and if issued’’ basis may increase the volatility of its net asset value. The Fund may also sell securities on a ‘‘when, as and if issued’’ basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Foreign Investment.    Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, and the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

The Investment Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an ‘‘underlying issuer’’) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as ‘‘Depositary Receipts’’). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts involve many of the same risks are those associated with direct investment in foreign securities. Depositary Receipts may be ‘‘sponsored’’ or ‘‘unsponsored.’’ Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts (‘‘forward contracts’’) as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to ‘‘lock in’’ the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Advisers also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into ‘‘cross-currency’’ hedging transactions, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which the Fund’s securities are not denominated.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code (the ‘‘Code’’) requirements relating to qualification as a regulated investment company.

Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Money Market Securities.    The Fund may invest in various money market securities to generate income to secure its margin obligations in connection with its transactions in commodity-linked derivatives, for cash management purposes or when assuming a temporary defensive position.

Such securities may include:

U.S. Government Securities.    Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing

Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.    Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.    Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.    Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.    Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation (‘‘FDIC’’)), limited to $100,000 principal amount per certificate and to 10% or less of the Fund’s total assets in all such obligations;

Commercial Paper.    Commercial paper rated within the two highest grades by S&P or Moody’s, or if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s; and;

Repurchase Agreements.    Consistent with the Fund’s investment objective, the Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending, typically involve the acquisition of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by a fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisers. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements.    The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund’s total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

Private Placements and Restricted Securities.    The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each security purchased by the Fund. If a restricted security is determined to be ‘‘liquid,’’ the security will not be included within the category ‘‘illiquid securities,’’ which may not exceed 15% of the Fund’s net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Investment Company Securities.    Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Use of Segregated and Other Special Accounts.    Many derivative transactions, in addition to other requirements, require that the Fund earmark or segregate cash and/or liquid securities to the extent Fund obligations are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver commodities, securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate.

OTC options entered into by the Fund, including those on commodities, securities, financial instruments or indices, will generally provide for cash settlement. As a result, when the Fund sell these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirements for payment or delivery of amounts in excess of the net amount. OTC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide commodities, securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

With respect to forward currency contracts, the Fund will segregate or earmark liquid assets in an amount equal to its daily net liability under its forward contracts.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligations in related options and derivative transactions.

C.    Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Fund. Under the Investment Company Act, a fundamental policy of the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of the Fund present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will not:

1.	Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

3.	Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.	Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of the portfolio security.

In addition, as a non-fundamental policy, which can be changed with Board approval and without shareholder vote, the Fund will not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

The Fund has an operating policy, which may be changed by the Trust’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

D.    Disclosure of Portfolio Holdings

The Trust’s Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the ‘‘Policy’’). Pursuant to the Policy, the Investment Adviser may disclose information concerning portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s and the Investment Adviser’s fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information quarterly, at least 31 calendar days after the end of each calendar quarter; and

•	top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Trust and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the ‘‘MSIM Funds’’) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Trust shareholders may elect in some circumstances to redeem their shares of the Trust in exchange for their pro rata share of the securities held by the Trust. Under such circumstances, Trust shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Trust may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Trust may disclose portfolio holdings to transition managers, provided that the Trust has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Trust have entered into ongoing arrangements to make available public and/or non-public information about the portfolio securities of the Fund, provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Trust, or owes a duty of trust or confidence to the Investment Adviser or the Trust, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (‘‘PHRC’’) or the Trust’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Trust’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser, the Trust and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Daily	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after month/quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston*	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten and complete portfolio holdings(6)	Quarterly basis	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings(3)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Trust’s independent registered public accounting firm (as of the Trust’s fiscal year end and on an as needed basis), (ii) counsel to the Trust (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Trust’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)	The PHRC, which will consist of executive officers of the Trust and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)	The PHRC will periodically review and have the authority to amend as necessary the Trust’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)	The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Trust, the Investment Adviser or the Distributor, on the other.

(d)	Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Trust’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)	The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.    MANAGEMENT OF THE FUND

A.    Board of Trustees

The Board of Trustees of the Trust oversees the management of the Trust, but does not itself manage the Trust. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.    Management Information

Trustees and Officers.    The Board of the Trust consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the ‘‘Retail Funds’’) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Trustees. The other Trustee (the ‘‘Interested Trustee’’) is affiliated with the Investment Adviser.

Independent Trustees.    The Independent Trustees of the Trust, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2007) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.
Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.
Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006), Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2007) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robinson (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer — Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Trust: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2007, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2007)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Independent Trustees and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit

Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Trust has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Trust are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Trust’s Audit Committee is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Trust (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, ‘‘Independent Trustee’’). Each Independent Trustee is also ‘‘independent’’ from the Trust under the listing standards of the New York Stock Exchange, Inc. (‘‘NYSE’’). The Chairperson of the Audit Committee of the Trust is Joseph J. Kearns.

The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believe that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption ‘‘Shareholder Communications.’’

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Trust and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Trust. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Insurance, Valuation and Compliance Committee and the Insurance Sub-Committee were formed in May 2007, respectively.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Trust. The Investment Committee also recommends to the Board to approve or renew the Trust’s Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)    Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)    Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)    Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.    The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification.    The Fund’s Declaration of Trust that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Shareholder Communications.    Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

C.    Compensation

Effective October 1, 2007, each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2007, each Trustee (except for the Chairperson of the Boards) received an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other

Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 ($360,000 prior to October 1, 2007) for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Trust for their services as Trustee.

The Trust maintains a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate estimated compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended July 31, 2008 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2007. The Trustees did not receive compensation from the Trust for the fiscal year ended July 31, 2007.

Compensation(1)

Name of Independent Trustee:	Estimated Aggregate Compensation from the Trust	Total Compensation From Trust and Fund Complex Paid to Trustee(2)
Frank L. Bowman	$119	$197,500
Michael Bozic	$129	$215,000
Kathleen A. Dennis	$119	$200,000
Manuel H. Johnson	$147	$245,000
Joseph J. Kearns	$156	$268,125
Michael F. Klein	$119	$200,000
Michael E. Nugent	$220	$370,000
W. Allen Reed	$119	$200,000
Fergus Reid	$129	$223,125
Name of Interested Trustee:
James F. Higgins(3)	$110	$140,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the Trustees under the DC Plan. As of December 31, 2007, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $280,314, $1,090,394, $207,268 and $904,961, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Mr. Higgins was approved to receive an annual retainer fee at the February 20-21, 2007 Board Meeting.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), not including the Trust, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Trust’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2007, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement benefits accrued as fund expenses by all Adopting Funds	Estimated annual benefits upon retirement(1) from all Adopting Funds
Michael Bozic	$17,614	$45,874
Manuel H. Johnson	18,586	67,179
Michael E. Nugent	29,524	60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

D.    Organization and Management of Wholly-Owned Subsidiary

Organization and Management of Wholly-Owned Subsidiary.    The Fund may invest up to 25% of its total assets in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity swaps and other commodity-linked derivatives, as well as fixed-income securities and other investments.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

IV.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of May 1, 2008: Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311 – 33.33% and Morgan Stanley Investment Advisors Inc., ATTN Elie Cohen, 195 Broadway, 18th Floor, New York, NY 10007-3100 – 66.67%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of May 1, 2008: Morgan Stanley Investment Advisors Inc., ATTN Elie Cohen, 195 Broadway, 18th Floor, New York, NY 10007-3100 – 100%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of May 1, 2008: Morgan Stanley Investment Advisors Inc., ATTN Elie Cohen, 195 Broadway, 18th Floor, New York, NY 10007-3100 – 100%. The following owned beneficially or of record 5% or more of the outstanding Class R shares of the Fund as of May 1, 2008: Morgan Stanley Investment Advisors Inc., ATTN Elie Cohen, 195 Broadway, 18th Floor, New York, NY 10007-3100 – 100%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the Fund’s shares of beneficial interest outstanding.

V.    INVESTMENT ADVISORY AND OTHER SERVICES

A.    Investment Adviser and Administrator

The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Investment Adviser is a wholly owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Sub-Adviser, a wholly owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, provides a broad range of portfolio management services to its clients. Its main business office is located at 20 Bank Street, Canary Wharf, London England E14 4AD.

The Investment Adviser provides investment advisory services to the Fund and the Subsidiary pursuant to an investment advisory agreement (the ‘‘Investment Advisory Agreement’’). Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is calculated at the annual rate of 0.80% of the Fund’s average daily net assets. There is no separate advisory fee charged to the Subsidiary.

The administration services provided to the Fund and the Subsidiary are provided by Morgan Stanley Services Company Inc. (‘‘Administrator’’), a wholly owned subsidiary of the Investment Adviser, pursuant to an administration agreement (‘‘Administration Agreement’’) entered into by the Fund, the Subsidiary and the Administrator. Pursuant to the Administration Agreement, the Fund pays the Administrator an annual fee of 0.08% of the Fund’s average daily net assets. There is no separate administration fee charged to the Subsidiary.

Pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the ‘‘Sub-Advisory Agreement’’), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser and the Trustees of the Fund, to continuously furnish investment advice concerning investments and to manage the Fund and the Subsidiary. As compensation for its service, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Fund.

B.    Principal Underwriter

The Fund’s principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley & Co., which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund’s shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.    Services Provided by the Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser manages the Fund’s and the Subsidiary's business affairs and supervises the investment of the Fund’s assets. The Sub-Adviser manages the investment of the Fund’s and the Subsidiary's assets, including the placing of orders for the Fund and the Subsidiary and the purchase and sale of portfolio investments. The Sub-Adviser obtains and evaluates the information and advice relating to the economy, the commodities and securities markets and specific securities and commodities as it considers necessary or useful to continuously manage the assets of the Fund and the Subsidiary in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s and the Subsidiary's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. The Fund pays all expenses incurred in its operation and a portion of the Trust’s general administration expenses allocated based on the asset sizes of the Fund. The expenses of the Fund will be allocated among the five Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser or the Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser or the Sub-Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.    Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.    Rule 12b-1 Plans

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to its Class C, Class R and Class W shares and a Shareholder Services Plan with respect to its Class A, Class C, Class R and Class W shares (the ‘‘Plans’’). Pursuant to the Plans each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%,1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively. As of the date of this SAI, Class W shares had not commenced operations.

The Distributor also receives the proceeds of front-end sales charges (‘‘FSCs’’) and of contingent deferred sales charges (‘‘CDSCs’’) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

Under the Plans and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Plans were adopted in order to permit the implementation of the Fund’s method of distribution. Under this distribution method the Fund offers five Classes, each with a different distribution arrangement.

With respect to Class A shares of the Fund, Morgan Stanley & Co. compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.50% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

With respect to Class C shares of the Fund, Morgan Stanley & Co. compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and, commencing in the 13th month after the sale of such Class C shares, an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

The gross sales credit is a charge which reflects commissions paid by Morgan Stanley & Co. to its Financial Advisors and Morgan Stanley & Co. Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley & Co. branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

The distribution fee that the Distributor receives from the Fund under the Plans, is intended to reimburse the Distributor for distribution expenses incurred under the Plan on behalf of the Fund. These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plans. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plans and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plans except to the extent that the Distributor, the Investment Adviser or Sub-Adviser, Morgan Stanley & Co., Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plans should be continued. Prior to approving the Plans, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits the Fund would be likely to obtain under the Plans, including that: (a) the Plans are believed to be essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and could help the Fund grow and potentially avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co.’s branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plans, including that: (a) the Plans are essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co.’s branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plans to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that the Plans would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the affected Fund, and all material amendments to the Plans must also be approved by the Trustees. The Plans may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days’ written notice to any other party to the Plans. So long as the Plans are in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.    Other Service Providers

(1)	Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for the Fund’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2)	Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund’s assets. Any Fund’s cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Trust. The Trust’s independent registered public accounting firm is responsible for auditing the annual financial statements.

(3)	Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.    Fund Management

Other Accounts Managed by the Portfolio Manager

As of April 30, 2008:

Mr. Simpson managed three registered investment companies with a total of approximately $55.0 million in assets; 2 pooled investment vehicles other than registered investment companies with a total of approximately $31.4 million in assets; and no other accounts.

Mr. Callan managed six registered investment companies with a total of approximately $311.1 million in assets; 10 pooled investment vehicles other than registered investment companies with a total of approximately $2.6 billion in assets; and no other accounts.

Mr. Mukherjee managed three registered investment companies with a total of approximately $306.0 million in assets; 10 pooled investment vehicles other than registered investment companies with a total of approximately $2.6 billion in assets; and no other accounts.

Mr. Baghla managed one registered investment company with a total of approximately $49.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Ms. Madeiros managed one registered investment company with a total of approximately $49.9 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Trust invests, the Investment Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation.    Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three-and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of April 30, 2008, Messrs. Simpson, Callan, Mukherjee, Baghla and Ms. Madeiros did not beneficially own securities in the Fund.

H.    Codes of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.    Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’).

A copy of MSIM’s Proxy Voting Policy (‘‘Proxy Policy’’) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, when filed with the SEC, are available without charge on our website at www.morganstanley.com/msim. The Fund’s proxy voting record, when filed, will also be available without charge on the SEC’s website at www.sec.gov.

J.    Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including record keepers and administrators of various deferred compensation plans (‘‘Intermediaries’’), in connection with the sale or retention of shares of the Fund and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts which are paid in accordance with the applicable compensation structure:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley & Co. receives a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A and C shares (excluding shares, if any, held by participants in the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions):

•	An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)	On Class I shares (other than shares held by participants in the Morgan Stanley Funds Portfolio ArchitectSM Program, the Morgan Stanley Fund SolutionSM Program, the Morgan Stanley Personal PortfolioSM Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley & Co. receives a gross sales credit of 0.25% of the amount sold and an ongoing annual fee of up to 0.15% of the current value of the Class I shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)	An ongoing annual fee in an amount up to 0.20% of the value of Fund shares held through certain 401(k) platforms in Morgan Stanley Corporate Retirement Solutions.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A and C shares, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)	On Class I shares, Intermediaries receive a gross sales credit of 0.25% of the amount sold and an ongoing annual fee of up to 0.15% of the value of the Class I shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)	An ongoing annual fee in an amount up to 0.20% of the value of Fund shares held through certain 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

*	Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

VI.    BROKERAGE ALLOCATION AND OTHER PRACTICES

A.    Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

B.    Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund’s Investment Adviser.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C.    Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser and/or the Sub-Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as Investment Adviser and/or the Sub-Adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser and/or the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and/or the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Investment Adviser and/or the Sub-Adviser effects transactions with those broker-dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and/or the Sub-Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Investment Adviser and/or the Sub-Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. In certain instances, the Investment Adviser and/or the Sub-Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser and/or the Sub-Adviser. The information and services received by the Investment Adviser and/or the Sub-Adviser from broker-dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly or at all. To the extent that the Investment Adviser and/or the Sub-Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Investment Adviser and/or the Sub-Adviser and certain of their affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser, the Sub-Adviser and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Fund and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.    Directed Brokerage

Not applicable.

E.    Regular Broker-Dealers

Not applicable.

VII.    CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class A, Class C, Class R and Class W bear expenses related to the distribution of their respective shares.

The Trust’s Declaration of Trust permits the Trustees to authorize the creation of additional portfolios of shares and additional Classes of shares within any portfolio. The Trustees have not presently authorized any such additional portfolio or Classes of shares other than as set forth in the Prospectus.

The Trust is not required to hold annual meetings of shareholders and in ordinary circumstances the Trust does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Trust is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.    PURCHASE, REDEMPTION AND PRICING OF SHARES

A.    Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

Suspension of Redemptions.    Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent.    With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.    In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability.    Most Fund shareholders hold their shares with Morgan Stanley & Co. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B.    Offering Price

The Fund’s Class C, Class I, Class R and Class W shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund’s Distributor, Morgan Stanley & Co. and other authorized dealers as described in Section ‘‘V. Investment Advisory and Other Services — E. Rule 12b-1 Plans.’’ The price of Fund shares, called ‘‘net asset value,’’ is based on the value of the Fund’s portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund’s securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund’s net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund’s portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

All options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.    TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the distributions are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation.    The Fund intends to elect to be classified as a regulated investment company, or RIC, under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

The Subsidiary will be classified as a controlled foreign corporation, or CFC, for federal income tax purposes. As a result, the Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of the Subsidiary, referred to as subpart F income, whether or not the Subsidiary makes a distribution to the Fund. Distributions by the Subsidiary to the Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income. This subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources of income. The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes. The IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments. However, based on the analysis in these rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. With respect to some of the law considered in these rulings, there is no authority directly addressing the issues. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. The Fund believes that, while not free from doubt, these conclusions would be upheld if challenged. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions and certain other investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of the Subsidiary.    The Subsidiary generally will not be subject to federal income tax unless it is deemed to be engaged in the conduct of a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor pursuant to which it would not be deemed to be engaged in the conduct of a U.S. trade or business. If the Subsidiary earns income that is considered to be connected with the conduct of a U.S. trade or business, such income would generally be subject to significant amounts of federal income tax. The Subsidiary does not expect to make investments that would subject it to significant amounts of U.S. withholding tax.

Taxation of Dividends and Distributions.    Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares.    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund’s shares and reinvests in that fund’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the ‘‘wash sale’’ rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.    UNDERWRITERS

The Fund’s shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled ‘‘Principal Underwriter’’ and ‘‘Rule 12b-1 Plans.’’

XI.    PERFORMANCE DATA

The Fund is newly organized. As a result, it has no operating history or performance information to include.

XII.    FINANCIAL STATEMENTS

No financial information is presented for the Fund because the Fund was recently organized and has no historical information to report as of the date of this SAI.

XIII.    FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

* * * * *

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.    POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (‘‘MSIM’’) policy and procedures for voting proxies (‘‘Policy’’) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an ‘‘MSIM Affiliate’’ and collectively referred to as the ‘‘MSIM Affiliates’’ or as ‘‘we’’ below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the ‘‘MSIM Funds’’), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the ‘‘named fiduciary’’ for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (‘‘Client Proxy Standard’’). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (‘‘ISS’’) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the ‘‘Research Providers’’) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.    Routine Matters

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to ‘‘the transaction of such other business which may come before the meeting,’’ and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.    Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a ‘‘bright line’’ test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to ‘‘declassify’’ the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.    Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D.    Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.	Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are ‘‘bundled’’ and presented for a single vote.

F.    Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.	Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (‘‘run rate’’) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.    Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.    Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.    ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the ‘‘Committee’’) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the ‘‘Corporate Governance Team’’). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (‘‘CIO’’), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.    Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize ‘‘split voting’’ (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or ‘‘override voting’’ (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (‘‘Index Strategies’’) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.    Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (‘‘Special Committee’’).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.    Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.    Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

[APPENDIX A and APPENDIX B intentionally omitted.]

Revised February 27, 2008

APPENDIX B

‘‘Dow Jones’’, ‘‘AIG®’’, ‘‘Dow Jones AIG Commodity IndexSM’’ and ‘‘DJ-AIGCISM’’ are service marks of Dow Jones & Company, Inc. (‘‘Dow Jones’’) and American International Group, Inc. (‘‘American International Group’’), as the case may be, and have been licensed for use for certain purposes by Morgan Stanley.

The Morgan Stanley sponsored Morgan Stanley Commodities Alpha Fund (the ‘‘Fund’’) is not sponsored, endorsed, sold or promoted by Dow Jones, American International Group, Inc. (‘‘American International Group’’), AIG Financial Products Corp. (‘‘AIG-FP’’) or any of their subsidiaries or affiliates. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparts to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates to Morgan Stanley is the licensing of certain trademarks, trade names and service marks and of the DJ-AIGCISM, which is determined, composed and calculated by Dow Jones in conjunction with AIG-FP without regard to Morgan Stanley or the Fund. Dow Jones and AIG-FP have no obligation to take the needs of Morgan Stanley or the Fund into consideration in determining, composing or calculating DJ-AIGCISM. None of Dow Jones, American International Group, AIG-FP or any of their respective subsidiaries or affiliates is responsible for or has participated in the determination of the shares of the Fund to be issued or the timing of, or price at which, such shares would be issued, or in the determination or calculation of the equation by which the Fund is to be converted into cash. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates shall have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund. Notwithstanding the foregoing, AIG-FP, American International Group and their respective subsidiaries and affiliates may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by Morgan Stanley, but which may be similar to and competitive with the Fund. In addition, American International Group, AIG-FP and their subsidiaries and affiliates actively trade commodities, commodity indexes and commodity futures (including the Dow Jones-AIG Commodity IndexSM and Dow Jones-AIG Commodity Index Total ReturnSM), as well as swaps, options and derivatives which are linked to the performance of such commodities, commodity indexes and commodity futures. It is possible that this trading activity will affect the value of the Dow Jones-AIG Commodity IndexSM, and the Fund.

The Prospectus and Statement of Additional Information of the Fund relates only to the Fund and does not relate to the exchange-traded physical commodities underlying any of the Dow Jones-AIG Commodity IndexSM components. Purchasers of the Fund should not conclude that the inclusion of a futures contract in the Dow Jones-AIG Commodity IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates. The information in the Prospectus and Statement of Additional Information of the Fund regarding the Dow Jones-AIG Commodity IndexSM components has been derived solely from publicly available documents. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates has made any due diligence inquiries with respect to the Dow Jones-AIG Commodity IndexSM components in connection with the Fund. None of Dow Jones, American International Group, AIG-FP or any of their subsidiaries or affiliates makes any representation that these publicly available documents or any other publicly available information regarding the Dow Jones-AIG Commodity IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN AND NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY MORGAN STANLEY, OWNERS OF THE FUND, OR ANY OTHER

B-1

PERSON OR ENTITY FROM THE USE OF THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. NONE OF DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES-AIG COMMODITY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, AMERICAN INTERNATIONAL GROUP, AIG-FP OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS AMONG DOW JONES, AIG-FP AND MORGAN STANLEY, OTHER THAN AMERICAN INTERNATIONAL GROUP.

B-2

                           Morgan Stanley Series Funds
                            PART C: OTHER INFORMATION
                         Post-Effective Amendment No. 5

ITEM 23. EXHIBITS

(a)      (1) Amended and Restated Declaration of Trust of the Registrant, dated
             May 31, 2007, is incorporated herein by reference to Exhibit (a) of the Trust's Registration Statement on Form N-1A filed on June 5,
             2007.

         (2) Amendment, dated September 26, 2007, to the Amended and Restated
             Declaration of Trust of the Registrant, is incorporated herein by reference to Exhibit (a)(2) of the Trust's Registration Statement
             on Form N-1A filed on September 28, 2007.

         (3) Amendment, dated February 29, 2008, to the Amended and Restated
             Declaration of Trust of the Registrant (establishment of the Morgan
             Stanley Commodities Alpha Fund), is incorporated herein by reference to Exhibit (a)(3) of the Trust's Registration Statement
             on Form N-1A filed on March 5, 2008.

         (4) Amendment to the Amended and Restated Declaration of Trust of the
             Registrant (establishment of Class W shares of the Morgan Stanley
             Commodities Alpha Fund), filed herewith.

         (5) Memorandum and Articles of Association of Morgan Stanley
             Commodities Alpha Fund (Cayman) Ltd., dated February 7, 2008, is incorporated herein by reference to Exhibit (a)(4) of the Trust's
             Registration Statement on Form N-1A filed on March 5, 2008.

         (6) Amended and Restated Memorandum and Articles of Association of
             Morgan Stanley Commodities Alpha Fund (Cayman) Ltd., dated March 4,
             2008, is incorporated herein by reference to Exhibit (a)(5) of the
             Trust's Registration Statement on Form N-1A filed on March 5, 2008.

(b) By-Laws of the Registrant, dated May 8, 2007, is incorporated herein by reference to Exhibit (b) of the Trust's Registration Statement on Form N-1A
    filed on June 5, 2007.

(c) Not Applicable.

(d)      (1) Amended and Restated Investment Advisory Agreement between Morgan
             Stanley Investment Advisors Inc. and the Registrant, dated November
             1, 2004, filed herewith.

         (2) Sub-Investment Advisory Agreement between Morgan Stanley Investment
             Advisors Inc. and Morgan Stanly Investment Management Limited,
             filed herewith.

(e)      (1) Distribution Agreement between the Registrant and Morgan Stanley
             Distributors Inc., dated July 28, 1997, as amended July 22, 1998,
             July 31, 2006 and November 1, 2007, filed herewith.

         (2) Selected Dealer Agreement between Morgan Stanley Distributors Inc.
             and Morgan Stanley & Co. Incorporated, is incorporated herein by reference to Exhibit (e)(2) of the Trust's Registration Statement
             on Form N-1A filed on September 28, 2007.

         (3) Addendum No. 1 to Selected Dealer Agreement, is incorporated herein by reference to Exhibit (e)(3) of the Trust's Registration
             Statement on Form N-1A filed on September 28, 2007.

         (4) Form of Selected Dealer Agreement, is incorporated herein by reference to Exhibit (e)(4) of the Trust's Registration Statement
             on Form N-1A filed on September 28, 2007.

(f) Not applicable.

(g)      (1) Custody Agreement between State Street Bank and Trust Company and the Registrant, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 18 to
             the Registration Statement on Form N-1A of Morgan Stanley Balanced
             Fund, filed on May 28, 2008.

         (2) Data Access Service Agreement between State Street Bank and Trust
             Company and the Registrant, dated March 7, 2008, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment
             No. 18 to the Registration Statement on Form N-1A of Morgan Stanley
             Balanced Fund, filed on May 28, 2008.

(h)      (1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated August 1, 1997, as amended on June 22, 1998, September 1, 2000 and November 1, 2004,
             is incorporated herein by reference to Exhibit (h)(1) of the
             Trust's Registration Statement on Form N-1A filed on March 5, 2008.

         (2) Administration Agreement between Morgan Stanley Services Company
             Inc. and the Registrant, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) of the Trust's Registration
             Statement on Form N-1A filed on March 5, 2008.

(i)      (1) Opinion and Consent of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of the Trust's
             Registration Statement on Form N-1A filed on September 28, 2007.

         (2) Opinion of Dechert LLP, Massachusetts counsel, is incorporated herein by reference to Exhibit (i)(2) of the Trust's
             Registration Statement on Form N-1A filed on September 28, 2007.

         (3) Opinion and Consent of Clifford Chance US LLP (with respect to the
             Morgan Stanley Commodities Alpha Fund), is incorporated herein by reference to Exhibit (i)(2) of the Trust's Registration Statement
             on Form N-1A filed on March 5, 2008.

         (4) Opinion of Dechert LLP (with respect to the Morgan Stanley
             Commodities Alpha Fund), is incorporated herein by reference to
             Exhibit (i)(4) of the Trust's Registration Statement on Form N-1A
             filed on March 5, 2008.

         (5) Opinion (with respect to Class W shares of the Morgan Stanley
             Commodities Alpha Fund) and Consent of Clifford Chance US LLP,
             filed herewith.

         (6) Opinion of Dechert LLP (with respect to the Class W shares of the
             Morgan Stanley Commodities Alpha Fund), filed herewith.

(j) Not Applicable.

(k) Not Applicable.

(l)      (1) Investment Letter of Morgan Stanley Investment Advisors Inc., with respect to Morgan Stanley Series Funds - Morgan Stanley Diversified
             Large Cap Equity Fund, is incorporated herein by reference to
             Exhibit (l)(1) of the Trust's Registration Statement on Form N-1A
             filed on September 28, 2007.

         (2) Investment Letter of Morgan Stanley Investment Advisors Inc., with respect to Morgan Stanley Series Funds - Morgan Stanley Diversified
             International Equity Fund, is incorporated herein by reference to
             Exhibit (l)(2) of the Trust's Registration Statement on Form N-1A
             filed on September 28, 2007.

(m)      (1) Plan of Distribution Pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated September 26, 2007, filed herewith.

         (2) Shareholder Services Plan, dated September 26, 2007, filed herewith.

(n) Multi-Class Plan Pursuant to Rule 18f-3, filed herewith.

(o) Not Applicable.

(p)      (1) Code of Ethics of Morgan Stanley Investment Management, dated
             May 12, 2008, is incorporated herein by reference to Exhibit (p)(1)
             of Post-Effective Amendment No. 18 to the Registration Statement on
             Form N-1A of Morgan Stanley Balanced Fund, filed on May 28, 2008.

         (2) Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 16
             to the Registration Statement on Form N-1A of Morgan Stanley Growth
             Fund, filed on May 27, 2005.

                                      -1-

(q)      Powers of Attorney, dated April 25, 2008, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 18 to the
         Registration Statement on Form N-1A of Morgan Stanley Balanced Fund,
         filed on May 28, 2008.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     Until the Registrant has public shareholders, Morgan Stanley Investment
Advisors Inc. is a controlling person of the Registrant. The Fund wholly owns and controls Morgan Stanley Commodities Alpha Fund (Cayman) Ltd. (the
"Subsidiary"), a company organized under the laws of the Cayman Islands. The
Subsidiary's financial statements will be included in the Fund's annual and semi-annual reports to shareholders, as indicated in Item 30.

ITEM 25.  INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the
Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the
Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment
Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the
Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the
Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement,
the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the
Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the
Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the Securities Act of 1933, as amended (the "Act"), or on any other statute or at common law, on the grounds that the Registration
Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission

                                      -2-

was made in reliance upon, and in conformity with, information furnished to the
Registrant in connection therewith by or on behalf of the Underwriter;
provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this
Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the
Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the
Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. Insofar as indemnification for liabilities arising under the
1933 Act may be permitted to trustees, officers and controlling persons of the
Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the
Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the
Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment
Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley.

                                      -3-

     Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Advisors serve as directors, officers or employees:

Morgan Stanley Distribution, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Investment Advisors
Morgan Stanley Investment Management Inc.
Morgan Stanley Services Company Inc.
Van Kampen Advisors Inc.
Van Kampen Asset Management
Van Kampen Investments Inc.
522 Fifth Avenue, New York, NY 10036

Van Kampen Investor Services Inc.
2800 Post Oak Blvd., Houston, Texas 77056

Morgan Stanley Trust Company
Harborside Financial Center, Plaza Two, Jersey City, New Jersey  07311

Listed below are the officers and Directors of Morgan Stanley Investment
Advisors Inc.

    NAME AND POSITION WITH MORGAN STANLEY
          INVESTMENT ADVISORS                           OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR VOCATION
------------------------------------------     ------------------------------------------------------------------------
Stuart Bohart                                  President, Managing Director and Director of Morgan Stanley Investment
President, Managing Director                   Management Inc., Van Kampen Advisors, Inc., and Van Kampen Asset
and Director                                   Management, Director and Managing Director of Van Kampen Investments
                                               Inc., Head of Global Fixed Income Group of Morgan Stanley Investment
                                               Management.

Ronald E. Robison                              Managing Director and Director of Van Kampen Asset Management, Morgan
Managing Director and Director                 Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan
                                               Stanley Investment Management Inc., President, Chief Executive Officer
                                               and Director of Morgan Stanley Services Company Inc., Director of Morgan
                                               Stanley Trust, Van Kampen Investments Inc. and Van Kampen Investor
                                               Services Inc., Managing Director of Van Kampen Advisors Inc.

Amy R. Doberman                                Managing  Director and  General  Counsel, U.S. Investment  Management of
Managing Director and Secretary                Morgan  Stanley  Investment Management.

Dennis F. Shea                                 Managing  Director and  Chief Investment  Officer - Global  Equity Group
Managing Director and Chief Investment         of Morgan Stanley Investment Management.
Officer - Global Equity Group

Carsten Otto                                   Managing  Director  and Global Head of Compliance  for  Morgan  Stanley
Managing Director                              Investment Management  and  Chief Compliance Officer of  Morgan Stanley
                                               Retail Funds and Institutional Funds.

Mary Ann Picciotto                             Chief Compliance Officer of Morgan Stanley Investment Management Inc.,
Executive Director, Chief Executive            Van Kampen Asset Management and Van Kampen Advisors Inc.
Officer and Chief Compliance Officer

                                      -4-

Kenneth Castiglia                              Managing Director, Chief Financial Officer and Treasurer of Morgan
Managing Director, Chief Financial             Stanley Investment Management.
Officer and Treasurer

-------------------------------------------------------------------------------------------------------------------------------- ---

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)      Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is
         also the principal underwriter of the following investment companies:

         (1) Active Assets California Tax-Free Trust

         (2) Active Assets Government Securities Trust

         (3) Active Assets Institutional Government Securities Trust

         (4) Active Assets Institutional Money Trust

         (5) Active Assets Money Trust

         (6) Active Assets Tax-Free Trust

         (7) Morgan Stanley Allocator Fund

         (8) Morgan Stanley Balanced Fund

         (9) Morgan Stanley California Tax-Free Daily Income Trust

         (10) Morgan Stanley California Tax-Free Income Fund

         (11) Morgan Stanley Capital Opportunities Trust

         (12) Morgan Stanley Convertible Securities Trust

         (13) Morgan Stanley Dividend Growth Securities Inc.

         (14) Morgan Stanley Equally-Weighted S&P 500 Fund

         (15) Morgan Stanley European Equity Fund Inc.

         (16) Morgan Stanley Financial Services Trust

                                      -5-

         (17) Morgan Stanley Flexible Income Trust

         (18) Morgan Stanley Focus Growth Fund

         (19) Morgan Stanley Fundamental Value Fund

         (20) Morgan Stanley FX Series Funds

         (21) Morgan Stanley Global Advantage Fund

         (22) Morgan Stanley Global Dividend Growth Securities

         (23) Morgan Stanley Health Sciences Trust

         (24) Morgan Stanley High Yield Securities Inc.

         (25) Morgan Stanley Income Trust

         (26) Morgan Stanley Institutional Strategies Fund

         (27) Morgan Stanley International Fund

         (28) Morgan Stanley International SmallCap Fund

         (29) Morgan Stanley International Value Equity Fund

         (30) Morgan Stanley Japan Fund

         (31) Morgan Stanley Limited Duration Fund

         (32) Morgan Stanley Limited Duration U.S. Government Trust

         (33) Morgan Stanley Limited Term Municipal Trust

         (34) Morgan Stanley Liquid Asset Fund Inc.

         (35) Morgan Stanley Mid Cap Growth Fund

         (36) Morgan Stanley Mid-Cap Value Fund

         (37) Morgan Stanley Mortgage Securities Trust

         (38) Morgan Stanley Multi-Asset Class Fund

         (39) Morgan Stanley Nasdaq-100 Index Fund

         (40) Morgan Stanley Natural Resource Development Securities Inc.

         (41) Morgan Stanley New York Municipal Money Market Trust

         (42) Morgan Stanley New York Tax-Free Income Fund

         (43) Morgan Stanley Pacific Growth Fund Inc.

         (44) Morgan Stanley Prime Income Trust

                                      -6-

         (45) Morgan Stanley Real Estate Fund

         (46) Morgan Stanley S&P 500 Index Fund

         (47) Morgan Stanley Select Dimensions Investment Series

         (48) Morgan Stanley Series Funds

         (49) Morgan Stanley Small-Mid Special Value Fund

         (50) Morgan Stanley Special Growth Fund

         (51) Morgan Stanley Special Value Fund

         (52) Morgan Stanley Strategist Fund

         (53) Morgan Stanley Tax-Exempt Securities Trust

         (54) Morgan Stanley Tax-Free Daily Income Trust

         (55) Morgan Stanley Technology Fund

         (56) Morgan Stanley Total Market Index Fund

         (57) Morgan Stanley U.S. Government Money Market Trust

         (58) Morgan Stanley U.S. Government Securities Trust

         (59) Morgan Stanley Utilities Fund

         (60) Morgan Stanley Value Fund

         (61) Morgan Stanley Variable Investment Series

(b)      The following information is given regarding directors and officers of
         Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 522 Fifth Avenue, New York,
         New York 10036. None of the following persons has any position or office with the Registrant.

                                              POSITIONS AND OFFICES WITH
  NAME AND PRINCIPAL BUSINESS ADDRESS                 UNDERWRITER               POSITIONS AND OFFICES WITH REGISTRANT
  -----------------------------------         ---------------------------       -------------------------------------
Ronald E. Robison                        Director                               President and Principal Executive
                                                                                Officer

Kenneth Castiglia                        Director, Chief Financial Officer      None
                                         and Treasurer

Jerry Miller                             Director and President                 None

Brian Binder                             Chief Administrative Officer           None

Stefanie Chang Yu                        Secretary                              Vice President

                                      -7-

Evan Gordon                              Vice President and Chief               None
                                         Compliance Officer

Gina Gallagher                           Chief AML Officer                      None

Joseph D'Auria                           Financial and Operations Principal     None

------------------------------------------------------------------------------------------------------------------------------------

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the
Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

State Street Bank and Trust Company
One Lincoln Street, Boston, MA 02111 (records relating to its function as custodian)

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York  10036
(records relating to its function as investment adviser)

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
2nd Floor
Jersey City, New Jersey  07311
(records relating to its function as transfer agent and dividend disbursing agent)

Morgan Stanley Services Company Inc.
Harborside Financial Center, Plaza Two
7th Floor
Jersey City, New Jersey  07311
(records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

The Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

(1)  The Fund undertakes that the Fund's and the Subsidiary's advisory agreement and sub-advisory agreement with the Investment Adviser and the Sub-Adviser
     ("advisory agreements") comply with the requirements of Section 15 of the Investment Company Act, as such requirements apply to the Fund, including that (i) material amendments to the advisory agreements must be approved by the Fund's shareholders or the Fund's Board of Trustees; and
     (ii) the Fund's shareholders have the ability to vote to terminate the advisory agreements.

(2)  The Fund undertakes that the Subsidiary's financial statements will be updated each time the Fund's financial statements are updated, and that the
     Subsidiary's financial statements will be included in the Fund's semi-annual reports (in which the Subsidiary's unaudited financial statements will be included) and annual reports (in which the Subsidiary's full audited financial statements will be included).

(3)  The Fund and the Subsidiary undertake that the Subsidiary's books and records will be subject to inspection by the Commission to the same extent as the Fund's books and records are subject to inspection by the
     Commission.

(4)  The Subsidiary's directors undertake to receive service of process in the
     United States, with the Fund's agent for service of process being designated to serve in the same capacity with respect to the Subsidiary's directors.

                                      -8-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of May 2008.

                                       MORGAN STANLEY SERIES FUNDS

                                       By: /s/ Ronald E. Robison
                                           -----------------------------
                                           Ronald E. Robison
                                           Principal Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No.5 has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURES                                   TITLE                                 DATE
---------------------------------------    ------------------------------------           -------------------

(1)  Principal Executive Officer
                                           President and Principal Executive
         /s/ Ronald E. Robison             Officer                                            May 30, 2008
---------------------------------------
           Ronald E. Robison

(2)  Principal Financial Officer

        /s/ Francis J. Smith               Chief Financial Officer                            May 30, 2008
---------------------------------------
           Francis J. Smith

(3)  Majority of the Trustees

     James F. Higgins

     /s/ Stefanie V. Chang Yu                                                                 May 30, 2008
---------------------------------------
         Stefanie V. Chang Yu
           Attorney-in-Fact

     Frank L. Bowman                          Joseph J. Kearns
     Michael Bozic                            Michael F. Klein
     Kathleen A. Dennis                       Michael E. Nugent (Chairman)
     Manuel H. Johnson                        W. Allen Reed
                                              Fergus Reid

         /s/ Carl Frischling                                                                  May 30, 2008
---------------------------------------
            Carl Frischling
           Attorney-in-Fact

Morgan Stanley Commodities Alpha Fund (Cayman) Ltd. has duly caused this
Registration Statement of Morgan Stanley Series Funds, with respect only to information that specifically relates to Morgan Stanley Commodities Alpha Fund
(Cayman) Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of
May 2008.

                            MORGAN STANLEY COMMODITIES ALPHA FUND (CAYMAN) LTD.

                            By:  /s/ Ronald E. Robison
                            ----------------------------------------------------
                            Ronald E. Robison, Director

This Registration Statement of Morgan Stanley Series Funds, with respect only to information that specifically relates to Morgan Stanley Commodities Alpha Fund
(Cayman) Ltd., has been signed below by the following persons in the capacities on the dates indicated:

Signatures                       Title                                                                   Date
------------------------         --------------------------------------------------------------          ----

                                 Director, Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.           May 30, 2008

/s/ James Garrett
-----------------------
James Garrett

                                 Director, Morgan Stanley Commodities Alpha Fund (Cayman) Ltd.           May 30, 2008

/s/ Paul Martin
-----------------------
Paul Martin

                          Morgan Stanley Series Funds
                                 Exhibit Index

(a)(4)      Amendment to the Amended and Restated Declaration of Trust
            (establishment of Class W shares)

(d)(1)      Amended and Restated Investment Advisory Agreement

(d)(2)      Sub-Investment Advisory Agreement

(e)(1)      Distribution Agreement

(i)(5)      Opinion (with respect to Class W shares) and consent of Clifford
            Chance US LLP

(i)(6)      Opinion of Dechert LLP (with respect to Class W shares)

(m)(1)      Plan of Distribution

(m)(2)      Shareholder Services Plan

(n)         Multiple Class Plan pursuant to Rule 18f-3